                                                                    EXHIBIT 10.1

                             NOTE PURCHASE AGREEMENT

            THIS  NOTE  PURCHASE  AGREEMENT,  dated  as of  July 3,  2003  (this
"AGREEMENT"),  is entered into by and among the  Investors  who are  signatories hereto (each an "INVESTOR" and together the  "INVESTORS")  and Datatec  Systems,
Inc., a Delaware corporation (the "COMPANY").

            WHEREAS,  the parties desire that, upon the terms and subject to the conditions  contained herein, the Company shall issue and sell to the Investors, and the  Investors  shall  purchase in the aggregate  (i)  $4,900,000  principal amount of Notes (as  defined  below) and (ii)  Warrants  (as  defined  below) to purchase shares of the Common Stock (as defined below);

            WHEREAS,  such  purchase and sale will be made in reliance  upon the provisions of Section 4(2) ("SECTION 4(2)") and/or Section 4(6) ("SECTION 4(6)")
of the United States Securities Act of 1933, as amended (the "SECURITIES  ACT"), and/or  Regulation  D  ("REGULATION  D") and the  other  rules  and  regulations promulgated  thereunder,  and/or upon such other exemption from the registration requirements  of the  Securities  Act as may be available with respect to any or all of the investments in securities to be made hereunder; and

            WHEREAS,  the  obligations  of the  Company  under the Notes and the
Warrants  will be secured  pursuant  to the terms of (i) the  Pledge  Agreement, dated as of the date hereof,  made by the Company in favor of the Investors (the
"PLEDGE AGREEMENT"),  (ii) the Security Agreement,  dated as of the date hereof, between the Investors and the Company (the "SECURITY  AGREEMENT")  and (iii) the
Security  Agreement,  dated as of the date  hereof,  between the  Investors  and certain of the Company's subsidiaries (the "SUBSIDIARY SECURITY AGREEMENT").

            NOW,   THEREFORE,   in   consideration   of  the  mutual   promises,
representations,   warranties,  covenants  and  conditions  set  forth  in  this
Agreement, the parties hereto agree as follows.

                                   ARTICLE I

                               CERTAIN DEFINITIONS

            In  addition  to the  definitions  set  forth  in the  text  of this
Agreement,  the following  capitalized terms shall have the meanings ascribed to them below.

            "AFFILIATE"  shall  mean,  with  respect  to any  person or  entity, another  person or entity  that,  directly or  indirectly,  (i) has a 5% or more equity interest in that person or entity,  (ii) has 5% or more common  ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity.  "CONTROL" or "CONTROLS" for purposes hereof  means,  when used with respect to any person,  means the power to direct the  management  and policies of such person,  directly or  indirectly,  whether through the  ownership  of voting  securities,  through  representation  on such person's Board of Directors or other management  committee or group, by contract or otherwise.

            "BLOOMBERG" means Bloomberg Financial Markets.

            "BUSINESS DAY" means any day other than a Saturday,  Sunday or other day on which  commercial  banks or the New York Stock Exchange are authorized or required by law to close in New York, New York or the State of New Jersey.

            "CAPITAL  SHARES"  shall mean the Common Stock and any shares of any other class of common  stock  whether now or  hereafter  authorized,  having the right to participate in the distribution of earnings and assets of the Company.

            "CAPITAL SHARES  EQUIVALENTS" shall mean any securities,  rights, or obligations  that are convertible  into or exchangeable for or give any right to subscribe  for any  Capital  Shares of the Company or any  warrants,  options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

            "CLOSING"  shall mean the  closing of the  purchase  and sale of the
Notes and Warrants pursuant to Section 2.1.

            "CLOSING BID PRICE" shall mean, for the Common Stock as of any date, the last  closing  bid price for the  Common  Stock on the  Principal  Market as reported  by  Bloomberg,  or if the  Principal  Market  begins to  operate on an extended  hours basis,  and does not designate  the closing bid price,  then the last bid price at 4:00 p.m. (eastern time), as reported by Bloomberg,  or if the foregoing  do not apply,  the last  closing bid price of the Common Stock in the over-the-counter  market on the  electronic  bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by  Bloomberg,  the last  closing  trade price for such  security as reported by
Bloomberg,  or, if no last closing  trade price is reported for such security by
Bloomberg,  the average of the bid prices of any market makers for such security as  reported  in the "pink  sheets" by Pink Sheets LLC  (formerly  the  National
Quotation  Bureau,  Inc.). If the Closing Bid Price cannot be calculated for the
Common Stock on such date on any of the foregoing  bases,  the Closing Bid Price of such the Common Stock on such date shall be the fair market value as mutually determined  by the  Company  and the  holders  of no less than 80% of  principal amount of the Notes then  outstanding.  If the  Company  and the  holders of the
Notes are unable to agree upon the fair market value of the Common  Stock,  then such  dispute  shall  be  submit  via  facsimile  to an  independent,  reputable investment  banking firm  selected  jointly by the Company and the holders of no less than 80% of  principal  amount of the Notes then  outstanding.  The Company shall cause such  investment  banking  firm to perform  such  determination  and notify the Company and the holders of the Notes of the results no later than two
(2) Business  Days from the time it receives the  disputed  determination.  Such investment  banking  firm's  determination  shall be  deemed  conclusive  absent manifest error. All such determinations shall be appropriately  adjusted for any stock dividend, stock split or other similar transaction during such period.

            "CLOSING DATE" shall mean the date hereof.

            "COMMON  STOCK" shall mean the Company's  common  stock,  $0.001 par value per share.

            "CONVERSION  SHARES" shall mean the shares of Common Stock  issuable upon conversion of the Notes and any shares of Common Stock issued in payment of interest on the Notes.

            "DAMAGES" shall mean any loss,  claim,  damage,  judgment,  penalty, deficiency or liability,  including reasonable  out-of-pocket costs and expenses
(including, without limitation, reasonable attorney's fees and disbursements and reasonable costs and expenses of expert witnesses and investigation),  but shall exclude any loss of profits or other consequential  damages (provided,  however, that such exclusion  shall in no way limit the payment of liquidated  damages as provided in this Agreement).

            "DISCLOSURE  SCHEDULE"  shall mean the written  disclosure  schedule delivered on or prior to the date hereof by the Company to the Investors that is arranged in  paragraphs  corresponding  to the numbered and lettered  paragraphs contained in this Agreement.

            "EFFECTIVE DATE" shall mean the date on which the SEC first declares effective a Registration  Statement  registering  the resale of the  Registrable
Securities as set forth in the Registration Rights Agreement.

            "EXCHANGE  ACT" shall mean the  Securities  Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "IBM CREDIT  FACILITY"  shall mean the Inventory and Working Capital
Financing  Agreement between the Company and IBM Credit  Corporation dated as of
November 10, 2000,  as amended,  supplemented,  restated,  extended,  renewed or otherwise modified and in effect from time to time.

            "IBM DEBT" means all indebtedness and obligations of the Company and
Datatec  Industries,  Inc. to IBM Credit Corporation  pursuant to the IBM Credit
Facility.

            "IBM LENDER" shall mean IBM Credit Corporation and its successors or assigns.

            "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS" shall mean the Irrevocable
Transfer Agent Instructions,  in the form of EXHIBIT C attached hereto, from the
Company to the Company's transfer agent.

            "ISSUE  DATE"  shall mean the date on which Notes and  Warrants  are issued pursuant to Article II.

            "LEGEND" shall mean the legend set forth in Section 9.1.

            "MARKET  PRICE" on any given  date  shall  mean the  average  of the
Closing Bid Prices on the Principal  Market of the Common Stock occurring during the five (5) Trading Day period ending on the Trading Day  immediately  prior to such date.

            "MATERIAL  ADVERSE  EFFECT"  shall mean any effect on the  business, operations,  properties, prospects or financial condition of the Company that is material and adverse to the Company and its subsidiaries  and Affiliates,  taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under the Transaction Documents in any material respect.

            "NOTES"  shall  mean  the  Subordinated  Secured  Convertible  Notes substantially in the form attached hereto as EXHIBIT A.

            "OPTIONAL  CONVERSION PRICE" shall have the meaning set forth in the
Notes.

            "OUTSTANDING" when used with reference to Shares, shall mean, at any date as of which the number of such Shares is to be  determined,  all issued and outstanding  Shares,  and shall  include all such Shares  issuable in respect of outstanding scrip or any certificates  representing fractional interests in such
Shares;  PROVIDED,  HOWEVER,  that "Outstanding"  shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

            "PERSON" shall mean an individual, a corporation,  a partnership,  a
limited  liability  company,  an  association,   a  trust  or  other  entity  or
organization,  including a government or political  subdivision  or an agency or instrumentality thereof.

            "PRINCIPAL  MARKET" shall mean the American Stock Exchange,  the New
York Stock Exchange,  the NASDAQ National Market, or the NASDAQ SmallCap Market,
whichever is at the time the principal trading exchange or market for the Common
Stock,  based upon  share  volume,  or if the  Common  Stock is not traded on an exchange market, the OTC Bulletin Board or the National Quotation Bureau, as the
case may be.

            "PURCHASE  PRICE" shall mean the principal amount of the Notes to be purchased pursuant to Section 2.1.

            "REGISTRABLE  SECURITIES"  shall mean the Conversion  Shares and the
Warrant Shares until (i) the Registration  Statement has been declared effective by the SEC, and all  Conversion  Shares and Warrant Shares have been disposed of pursuant to the Registration  Statement,  (ii) all Conversion Shares and Warrant
Shares  have been sold under  circumstances  under  which all of the  applicable conditions  of Rule 144 (or any  similar  provision  then in  force)  under  the
Securities  Act ("Rule 144") are met,  (iii) all  Conversion  Shares and Warrant
Shares  have been  otherwise  transferred  to holders  who may trade such shares without  restriction  under the Securities  Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) such time as all Conversion Shares and Warrant Shares may be sold  pursuant to Rule 144(k) (or any similar  provision  then in effect)
under the Securities Act.

            "REGISTRATION  RIGHTS AGREEMENT" shall mean the agreement  regarding the  filing of the  Registration  Statement  for the  resale of the  Registrable
Securities,  entered into between the Company and the Investors substantially in the form attached hereto as EXHIBIT D.

            "REGISTRATION   STATEMENT"  shall  mean  one  or  more  registration
statements  on Form S-3 (if use of such form is then  available  to the  Company pursuant to the rules of the SEC and, if not, on such other form  promulgated by the SEC for which the Company then  qualifies  and which counsel for the Company shall deem appropriate,  and which form shall be available for the resale by the
Investors  of  the  Registrable   Securities  to  be  registered  thereunder  in
accordance  with the  provisions  of this  Agreement,  the  Registration  Rights
Agreement and in accordance  with the intended  method of  distribution  of such securities),  for  the  registration  of  the  resale  by the  Investors  of the
Registrable Securities under the Securities Act.

            "REGULATION  D" shall have the meaning set forth in the  recitals of this Agreement.

            "SEC" shall mean the Securities and Exchange Commission.

            "SECTION  4(2)" AND "SECTION 4(6)" shall have the meanings set forth in the recitals of this Agreement.

            "SECURITIES"  shall mean the Notes,  the  Warrants,  the  Conversion
Shares and the Warrant Shares, collectively.

            "SECURITIES ACT" shall have the meaning set forth in the recitals of this Agreement.

            "SEC DOCUMENTS"  shall mean the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2002,  and each report,  proxy  statement or registration  statement  filed  by the  Company  with  the SEC  pursuant  to the
Exchange  Act or the  Securities  Act since the  filing  of such  Annual  Report through the date hereof.

            "SHARES" shall mean shares of Common Stock or Capital Shares.

            "SUBSIDIARIES" (each a "SUBSIDIARY") shall mean all of the Company's
subsidiaries  including,  without  limitation,   Datatec  Industries,  Inc.,  HH
Communications of Illinois,  Inc., Datatec Systems Inc.  (Canada),  eDeploy.com,
Inc., and Millennium Care Inc.

            "TRADING DAY" shall mean any day during which the  Principal  Market is open for business and on which  trading in the Common Stock on the  Principal
Market has not been suspended or otherwise curtailed.

            "TRANSACTION DOCUMENTS" shall mean this Agreement,  the Registration
Rights  Agreement,  the Notes,  the Warrants,  the  Irrevocable  Transfer  Agent
Instructions,  the Pledge Agreement,  the Security  Agreement and the Subsidiary
Security Agreement, and each of the other agreements,  documents and instruments entered  into  and  delivered  by the  parties  hereto  in  connection  with the transactions contemplated by this Agreement or any other Transaction Document.

            "VOLUME    WEIGHTED   AVERAGE   PRICE"   shall   mean   the   dollar
volume-weighted  average  price for the  Common  Stock on the  Principal  Market during the period beginning at 9:30 a.m. (eastern time) and ending at 4:00 p.m.,
(eastern time) as reported by Bloomberg  through its "Volume at Price"  function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the  over-the-counter  market on the electronic  bulletin board for such security  during the period  beginning at 9:30 a.m.  (eastern time) and ending at 4:00 p.m.  (eastern  time) as reported by Bloomberg,  or, if no dollar volume-weighted  average  price is reported for such  security by Bloomberg  for such hours,  the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National  Quotation  Bureau,  Inc.). If the Volume Weighted Average Price cannot be calculated for such security on such date on any of the foregoing  bases, the Weighted Average Price of such security on such  date  shall be the fair  market  value as  mutually  determined  by the
Company and the holders of no less than 80% of the principal amount of the Notes then  outstanding.  If the  Company  and the  holders of the Notes are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved as described  under the  definition of "Closing Bid Price" above,  with the term "Volume Weighted Average Price" being substituted for the term "Closing
Bid Price." All such  determinations  shall be  appropriately  adjusted  for any stock dividend, stock split or other similar transaction during such period.

            "WARRANTS"  shall  mean the  Warrants  substantially  in the form of
EXHIBIT B to be issued to the Investors hereunder.

            "WARRANT  SHARES"  shall  mean all  shares of Common  Stock or other securities issued or issuable pursuant to exercise of the Warrants.

                                   ARTICLE II

                     PURCHASE AND SALE OF NOTES AND WARRANTS

            Section 2.1 INVESTMENT.

            (a) Upon the terms and subject to the  conditions  set forth herein, on the Closing Date, the Company shall sell, and the Investors  shall  purchase,
(i) Four Million Nine Hundred Thousand Dollars ($4,900,000)  aggregate principal amount of Notes and (ii) Warrants  exercisable in the aggregate into a number of shares of Common Stock and with an exercise price as provided in Section 2.1(c).
The  principal  amount of the Note to be  purchased  by each  Investor is as set forth on the signature pages hereto.

            (b) The Closing  shall  occur on the Closing  Date at which time (x)
the Company  shall issue and deliver to each Investor the Note and Warrant to be purchased by it on the Closing Date and (y) each  Investor  shall deliver to the
Company  the  Purchase  Price  payable  by such  Investor  by wire  transfer  of immediately available funds.

            (c) The Warrant to be issued to each  Investor at the Closing  shall be  exercisable  into a number of shares of Common  Stock  equal to  twenty-five percent  (25%) of the number of shares of Common Stock into which the  principal amount of the Note to be issued to such  Investor at the Closing is  convertible on the Closing Date (without  regard to any  limitations on such conversion then in effect) at the Optional  Conversion Price. The exercise price of all Warrants shall be 120% of the Market Price on the Closing Date. All Warrants shall have a term of four years from the Closing Date.

            (d) The obligation of the Company hereunder to issue and sell a Note and Warrant to each Investor at the Closing is subject to the  satisfaction,  on or before the Closing Date, of each of the following  conditions,  provided that these  conditions  are for the  Company's  sole benefit and may be waived by the
Company at any time in its sole discretion by providing each Investor with prior written notice thereof.

                 (i) The Investors  shall have executed each of the  Transaction
            Documents  to be  executed  by them  and  delivered  the same to the
            Company.

                 (ii) The  representations and warranties of the Investors shall be true and  correct as of the date when made and as of the  Closing
            Date as though  made at that time  (except for  representations  and warranties  that speak as of a  specific  date),  and the  Investors shall have  performed,  satisfied and complied  with the  covenants,

            agreements and conditions  required by the Transaction  Documents to be performed,  satisfied or complied with by them at or prior to the
            Closing Date.

            (e) The obligation of each Investor hereunder to purchase a Note and
Warrant at the Closing is subject to the satisfaction,  on or before the Closing
Date, of each of the following  conditions,  provided that these  conditions are for such  Investor's sole benefit and may be waived by such Investor at any time in its sole  discretion  by  providing  the Company  with prior  written  notice thereof.

                 (i) The Company  and each other  Investor  shall have  executed each of the Transaction Documents to be executed by it and delivered the same to such Investor.

                 (ii) The Common Stock shall be authorized  for quotation on the
            Principal  Market,  trading in the Common  Stock shall not have been suspended by the Principal  Market or the SEC at any time  beginning on the date hereof and through and including  the Closing Date,  and the  Company  shall  not  have  been  notified  of  any  pending  or threatened  proceeding or other action to delist or suspend  trading in the Common Stock.

                 (iii) The  representations and warranties of the Company in the
            Transaction  Documents shall be true and correct as of the date when made and as of the Closing  Date as though made at that time (except for  representations  and  warranties  that  speak as of a  specific date), and the Company shall have performed,  satisfied and complied with  the  covenants,  agreements  and  conditions  required  by the
            Transaction Documents to be performed, satisfied or complied with by the Company on or prior to the Closing  Date.  Such  Investor  shall have received a certificate,  executed by the Company's President or
            Chief  Executive  Officer,  dated  as of the  Closing  Date,  to the foregoing effect, including, without limitation, an update as of the
            Closing Date regarding the  representation  contained in Section 4.3 below and confirmation that the Company is not in default to the IBM
            Lender  and  that  the  Company  reasonably  expects  to  remain  in compliance with its loan covenants for the foreseeable future.

                 (iv) Such  Investor  shall  have  received  the  opinion of the
            Company's  counsel dated as of the Closing Date, in form,  scope and
            substance   reasonably   satisfactory   to  such   Investor  and  in
            substantially the form of EXHIBIT F attached hereto.

                 (v) The  Company  shall have  executed  and  delivered  to such
            Investor  the Note (in such  denominations  as such  Investor  shall request) being purchased by such Investor at the Closing.

                 (vi) The Company  shall have  executed  and  delivered  to such
            Investor  the  Warrant  being  purchased  by  such  Investor  at the
            Closing.

                 (vii) The Board of Directors of the Company  shall have adopted resolutions  consistent  with  Section  4.2  below  and  in  a  form reasonably acceptable to such Investor (the "RESOLUTIONS").

                 (viii) As of the Closing Date,  the Company shall have reserved out of its  authorized  and unissued  Common  Stock,  solely for the purpose of  effecting  the  issuance  of the shares of Common  Stock issuable in connection  with this  Agreement,  a number of shares of
            Common Stock equal to at least 150% of the number of (x)  Conversion
            Shares issuable upon conversion of the aggregate principal amount of the Notes issued at the Closing at the  Mandatory  Conversion  Price and (y) Warrant Shares issuable upon exercise of the Warrants issued at the Closing  (without  regard,  in the case of (x) or (y), to any limitations on such conversion or exercise).

                 (ix) The Company shall have delivered the Irrevocable  Transfer
            Agent  Instructions to its Transfer  Agent,  and such Transfer Agent shall have  acknowledged  receipt  thereof and  agreement  to comply therewith in writing.

                 (x)  The  Company  shall  have  delivered  to such  Investor  a certificate  evidencing the  incorporation  and good standing of the
            Company  and  each  Subsidiary  in  such   corporation's   state  of
            incorporation  issued  by the  Secretary  of State of such  state of incorporation  as of a date  within  twenty (20) days of the Closing
            Date.

                 (xi) The  Company  shall  have  delivered  to such  Investor  a certified copy of its Certificate of  Incorporation  as certified by the  Secretary of State of the State of Delaware  within twenty (20)
            days of the Closing Date.

                 (xii) The  Company  shall  have  delivered  to such  Investor a certificate,  executed  by the  Company's  Secretary  and  dated the
            Closing Date, stating that (i) the Resolutions, (ii) the Certificate of  Incorporation  and (iii) the Bylaws,  are each in full force and effect on the Closing Date,  and have not been amended or revised in any respect.

                 (xiii) Each other  Investor  shall have  purchased its pro rata share of the Securities to be purchased by it at the Closing.

                 (xiv)  The  Company  shall  have  delivered  to  such  Investor documentation  reasonably  satisfactory to the Investors  evidencing
            Directors'  and  Officers'  liability  insurance  coverage  for  the
            Company and its officers and directors insuring against liability of at least $1.0 million per occurrence.

                 (xv) Such Investor shall have received a certificate,  executed by the Company's  President or Chief Executive Officer,  dated as of the Closing  Date,  to the effect that since April 30, 2002,  (i) no
            Material  Adverse  Effect has occurred or exists with respect to the
            Company,  except as  disclosed in any SEC  documents  filed at least five (5) days prior to the Closing  Date and  available  on EDGAR or otherwise  provided to the  Investors,  and (ii) the Company has not taken any steps, and does not currently expect to take any steps, to seek  protection  pursuant  to 11  U.S.C.  ss.ss.  101 et seq.  (the
            "BANKRUPTCY  CODE") or any similar state bankruptcy law nor does the
            Company have any  knowledge or reason to believe that its  creditors intend to initiate an  involuntary  proceeding  under the Bankruptcy
            Code or any such state law.

                 (xvi) The Company shall have  delivered to such Investor a copy of the Company's amendment to its Rights Plan (as defined in Section
            4.32 hereof) as approved by the Company's Board  evidencing the fact that the Investors are not and will not become an "Acquiring Person"
            as that term is defined under the Rights Plan.

            Section 2.2 LIQUIDATED  DAMAGES.  The parties hereto acknowledge and agree that certain sums payable  pursuant to this  Agreement,  the  Registration
Rights Agreement, the Notes and the other Transaction Documents upon the failure of the Company to fulfill its obligations thereunder shall constitute liquidated damages and not penalties.  The parties further  acknowledge that (a) the amount of loss or  damages  likely to be  incurred  is  incapable  or is  difficult  to
precisely   estimate,   (b)  the  amounts  specified  in  this  Agreement,   the
Registration  Rights Agreement,  the Notes and the other  Transaction  Documents bear a reasonable proportion and are not plainly or grossly  disproportionate to the probable loss likely to be incurred by the Investors in connection  with the failure by the Company to satisfy its obligations,  including but not limited to the timely  registration of the  Registrable  Securities and (c) the parties are sophisticated  business parties and have been  represented by sophisticated  and able legal and financial  counsel and  negotiated  this  Agreement and the other
Transaction Documents in good faith and at arm's length.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

            Each Investor, severally and not jointly, represents and warrants to the Company that:

            Section 3.1 INTENT. The Investor is entering into this Agreement for its own account for investment  purposes only and not with a view to or for sale in  connection  with any  distribution  of the  Securities.  The Investor has no present  arrangement  (whether or not  legally  binding) at any time to sell the
Securities to or through any person or entity; provided, however, that by making the representations  herein, the Investor does not agree to hold such securities for any minimum or other  specific term and reserves the right to dispose of the
Conversion  Shares and Warrant Shares at any time in accordance with federal and state securities laws applicable to such disposition.

            Section 3.2 SOPHISTICATED  INVESTOR. The Investor is a sophisticated investor (as described in Rule  506(b)(2)(ii) of Regulation D) and an accredited investor  (as  defined  in Rule 501 of  Regulation  D),  and  Investor  has such knowledge  and  experience  in business  and  financial  matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating  the merits and risks of an investment in the  Securities.
The Investor  acknowledges  that an investment in the  Securities is speculative and involves a high degree of risk.

            Section 3.3 AUTHORITY. This Agreement and each agreement attached as an Exhibit  hereto that is  required  to be  executed by Investor  has been duly authorized and validly executed and delivered by the Investor and is a valid and binding obligation of the Investor enforceable against it in accordance with its terms,  except  as  enforceability  may be  limited  by  applicable  bankruptcy, insolvency,  or similar laws relating to, or affecting generally the enforcement of, creditors'  rights and remedies or by other equitable  principles of general application.

            Section 3.4 NOT AN  AFFILIATE.  The  Investor is not an Affiliate of
the Company.

            Section 3.5  DISCLOSURE;  ACCESS TO  INFORMATION.  The  Investor has
received all documents,  records, books and other publicly available information pertaining to Investor's  investment in the Company that have been  requested by the Investor.  The Investor has been given the  opportunity  to ask questions of the  Company's  management  and  has  received  satisfactory  responses  to such questions, provided that the Investor and the Company each acknowledges that the
Company  offered to disclose  certain  confidential  information  concerning the
Company's pending earnings estimate to the Investor, but that, at the Investor's request,  the Company did not disclose such  information  to the  Investor.  The
Investor  acknowledges  that the  Company is subject to the  periodic  reporting requirements  of the Exchange  Act, and the Investor has reviewed  copies of all
SEC Documents deemed relevant by Investor.

            Section 3.6 MANNER OF SALE. At no time was Investor  presented  with or solicited by or through any leaflet,  public promotional meeting,  television advertisement or any other form of general solicitation or advertising.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company represents and warrants to the Investors that, except as set forth on the  Disclosure  Schedule,  if any,  prepared  by the  Company  and delivered herewith:

            Section  4.1   ORGANIZATION  OF  THE  COMPANY.   The  Company  is  a
corporation  duly  incorporated  and existing in good standing under the laws of the State of  Delaware  and has all  requisite  corporate  authority  to own its properties and to carry on its business as now being conducted. The Subsidiaries are corporations duly organized, validly existing and in good standing under the laws of the  jurisdictions  in which they are  organized  and have the requisite corporate power and authority to own their respective properties and to carry on
their  businesses  as  now  being  conducted.   The  Company  and  each  of  its
Subsidiaries is duly qualified and is in good standing as a foreign  corporation to do  business  in every  jurisdiction  in which  the  nature  of the  business conducted or property owned or leased by it makes such qualification  necessary, other  than those in which the  failure so to qualify  would not have a Material
Adverse Effect.

            Section 4.2 AUTHORITY.  (i) The Company has the requisite  corporate power and corporate  authority to enter into and perform its  obligations  under the  Transaction  Documents  and,  as the case may be, to issue the  Notes,  the
Conversion  Shares,  the  Warrants  and the  Warrant  Shares  pursuant  to their respective terms,  (ii) the execution,  issuance and delivery of the Transaction
Documents by the Company and the consummation of the  transactions  contemplated thereby  have been duly  authorized  by all  necessary  corporate  action and no further  consent or  authorization  of the Company or its Board of  Directors or stockholders  is required,  and (iii) the  Transaction  Documents have been duly executed  and  delivered  by  the  Company  and  constitute  valid  and  binding obligations of the Company  enforceable  against it and in accordance with their terms,  except as such  enforceability may be limited by applicable  bankruptcy, insolvency,  or similar laws relating to, or affecting generally the enforcement of, creditors'  rights and remedies or by other equitable  principles of general application.  The Company  has duly and  validly  authorized  and  reserved  for issuance a number of shares of Common Stock equal to at least 150% of the number of (x) Conversion  Shares  issuable upon  conversion of the aggregate  principal amount of the Notes issued at the Closing at the Mandatory  Conversion Price and
(y) Warrant Shares  issuable upon exercise of the Warrants issued at the Closing
(without  regard,  in the  case  of (x) or  (y),  to  any  limitations  on  such
conversion  or  exercise).   The  Company   understands  and   acknowledges  the
potentially  dilutive  effect  to  the  Common  Stock  of  the  issuance  of the
Conversion Shares. The Company further acknowledges that its obligation to issue

                                       10

Conversion  Shares upon conversion of the Notes and Warrant Shares upon exercise of the Warrants in accordance with this Agreement is absolute and  unconditional regardless  of the dilutive  effect that such issuance may have on the ownership
interests  of  other  stockholders  of  the  Company  and   notwithstanding  the
commencement of any case under the Bankruptcy Code.

            Section 4.3  CAPITALIZATION.  The  authorized  capital  stock of the
Company  consists of  75,000,000  shares of Common  Stock,  $0.001 par value per share, of which 43,292,268 shares were issued and outstanding as of May 19, 2003 and 4,000,000  shares of Preferred  Stock,  $0.001 par value per share,  none of which were issued and  outstanding  as of May 19, 2003.  Except for  outstanding options and  warrants as set forth in the SEC  Documents  filed at least two (2)
Business  Days prior to the Closing  Date and  available  on EDGAR or  otherwise provided to the Investors,  there are no outstanding  Capital Shares Equivalents nor any  agreements  or  understandings  pursuant  to which any  Capital  Shares
Equivalents may become outstanding.  The Company is not a party to any agreement granting  preemptive,  registration or  anti-dilution  rights to any Person with respect to any of its equity or debt securities,  except as set forth in the SEC
Documents  filed at least two (2)  Business  Days prior to the Closing  Date and available  on  EDGAR  or  otherwise  provided  to  the  Investors.  All  of  the outstanding  shares of Common  Stock of the  Company  have been duly and validly authorized and issued and are fully paid and  non-assessable  and were issued in compliance with all applicable federal and state securities laws.

            Section 4.4 COMMON  STOCK.  The Company  has  registered  its Common
Stock  pursuant  to  Section  12(b)  or (g) of the  Exchange  Act and is in full compliance with all reporting  requirements of the Exchange Act, and the Company is in compliance with all requirements for the continued listing or quotation of its Common  Stock,  and such Common Stock is currently  listed or quoted on, the
Principal  Market.  As of the date hereof,  the  Principal  Market is the Nasdaq
SmallCap  Market and the Company has not received any notice  regarding,  and to its knowledge  there is no threat of, the termination or  discontinuance  of the eligibility of the Common Stock for such listing.

            Section  4.5 SEC  DOCUMENTS.  The  Company  has not  provided to the
Investors any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. The Company has filed all documents required to be filed by it under the Exchange Act and  Securities Act during the prior three years.  As of their  respective  dates,  the SEC  Documents  (a) complied in all material  respects  with the  requirements  of the  Exchange  Act, and rules and regulations  of the SEC  promulgated  thereunder,  and (b) did not  contain  any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances  under which they were made, not misleading.  The financial statements of the Company included in the SEC Documents complied in all material respects with  applicable  accounting  requirements  and the published rules and regulations of the SEC or other  applicable  rules and regulations  with respect thereto  at the time of such  inclusion.  Such  financial  statements  have been prepared in accordance with generally accepted accounting  principles applied on a  consistent  basis  during the  periods  involved  and  fairly  present in all material respects the financial  position of the Company as of the dates thereof and the  results  of  operations  and cash  flows  for the  periods  then  ended
(subject, in the case of unaudited interim statements,  to normal year-end audit adjustments).  Neither the Company nor any of its  Subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise,  and whether due or to become due) that would have been

                                       11

required to be reflected  in,  reserved  against or  otherwise  described in the financial  statements  or in the notes  thereto  in  accordance  with  generally accepted  accounting  principles,  which was not fully  reflected  in,  reserved against or otherwise described in the financial  statements or the notes thereto included in the SEC Documents  filed at least two (2) Business Days prior to the
Closing Date and  available on EDGAR or otherwise  provided to the  Investors or was not  incurred  in the  ordinary  course  of  business  consistent  with  the
Company's past practices  since the last date of such financial  statements.  No other information  provided by or on behalf of the Company to the Investors that is not included in the SEC Documents, including, without limitation, information referred to in Section 3.5 of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements  therein,  in the light of the circumstances  under which they are or were made, not misleading.

            Section 4.6 EXEMPTION FROM REGISTRATION; VALID ISSUANCES. Subject to
the accuracy of the Investors'  representations  in Article III, the sale of the
Securities to the Investors will not require  registration  under the Securities
Act and/or any applicable state securities law. The Notes and the Warrants, when issued and paid for at the Closing, will be duly and validly issued, fully paid, and  non-assessable,  subject to no lien, claim or encumbrance.  When issued and paid for in  accordance  with the  Warrants  and validly  converted or otherwise issued in accordance with the terms of the Notes, the Conversion  Shares and the
Warrant Shares will be duly and validly issued,  fully paid, and non-assessable, subject to no lien,  claim or  encumbrance.  Neither the sales of the Securities pursuant to, nor the  performance by the Company of its obligations  under,  the
Transaction  Documents  will (i) result in the  creation  or  imposition  by the
Company of any liens, charges,  claims or other encumbrances upon the Securities or, except as contemplated  herein, any of the assets of the Company, or (ii) be subject to  preemptive  or other rights to subscribe  for or acquire the Capital
Shares or other securities of the Company.  The Securities shall not subject the
Investors to personal liability to the Company or its creditors by reason of the possession thereof.

            Section 4.7 NO DIRECTED SELLING, GENERAL SOLICITATION OR ADVERTISING
IN REGARD TO THIS  TRANSACTION.  Neither the  Company nor any of its  Affiliates
nor, to the  knowledge of the Company,  any person acting on its or their behalf
(i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general  advertising with respect to the sale of the Notes or the  Warrants,  or (ii) made any offers or sales of any security or solicited any offers to buy any security under any  circumstances  that would require registration of the sale of the Securities under the Securities Act.

            Section 4.8 NO CONFLICTS. The execution, delivery and performance of this  Agreement  by the  Company  and the  consummation  by the  Company  of the transactions  contemplated hereby,  including without limitation the issuance of and payment of interest upon the Notes, the Conversion  Shares, the Warrants and the  Warrant  Shares,  do not and  will not (i)  result  in a  violation  of the
Certificate of Incorporation or By-Laws of the Company or (ii) conflict with, or constitute  a default  (or an event  that  with  notice or lapse of time or both would  become a default)  under,  or give to others  any rights of  termination,
amendment,   acceleration  or  cancellation  of,  any  agreement,  indenture  or instrument, or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal,  state or local  law,  rule,  regulation,  order,  judgment  or  decree
(including federal and state securities laws and regulations)  applicable to the
Company or by which any  property or asset of the Company is bound or  affected, nor is the Company otherwise in violation of, conflict with or default under any

                                       12

of  the  foregoing   (except  in  each  case  for  such   conflicts,   defaults,
terminations,  amendments, accelerations,  cancellations and violations as would not  have,  individually  or in  the  aggregate,  a  Material  Adverse  Effect);
PROVIDED,  HOWEVER,  that in making the representation  contained in clause (ii)
above, the Company further represents to the Investors that it has been informed orally by IBM Credit LLC (as successor to IBM Credit Corporation,  "IBM CREDIT")
that IBM Credit's  consent is not required  under the IBM Credit  Facility  and, therefore,  takes the position  that IBM Credit has waived any right it may have under  the IBM  Credit  Facility  to  consent  to or  approve  the  transactions contemplated hereby and by the other Transaction Documents.  The business of the
Company is not being conducted in violation of any law,  ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not result in a Material  Adverse  Effect.  The Company's business is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not result in a Material  Adverse Effect.  The Company is not required under any federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute,  deliver or perform any of its  obligations  under this  Agreement or to issue and sell the Notes or the Warrants in accordance with the terms hereof (other than any SEC,  Principal
Market  or  state  securities  filings  that may be  required  to be made by the
Company  subsequent to Closing,  any  registration  statement  that may be filed pursuant hereto,  and any stockholder  approval required by the rules applicable to companies whose common stock trades on the Principal Market);  provided that, for  purposes  of the  representation  made in this  sentence,  the  Company  is assuming  and relying  upon the  accuracy of the  relevant  representations  and agreements  of the  Investors  herein.  The Company is not in  violation  of the listing or posting requirements of the Principal Market as in effect on the date hereof and is not aware of any facts that would  reasonably lead to delisting of the Common Stock by the Principal Market in the foreseeable future.

            Section 4.9 NO MATERIAL  ADVERSE  CHANGE.  Since April 30, 2002,  no
Material  Adverse  Effect has  occurred or exists with  respect to the  Company, except as disclosed in the SEC  Documents  filed at least two (2) Business  Days prior to the date hereof and available on EDGAR or otherwise  made  available by the Company to the Investors.

            Section 4.10 NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since April 30,
2002,  no event or  circumstance  has  occurred  or exists  with  respect to the
Company  or  its  Subsidiaries  or  their  respective  businesses,   properties,
prospects,  operations or financial condition,  that, under applicable law, rule or regulation,  requires  public  disclosure or  announcement  prior to the date hereof by the Company but which has not been so publicly  announced or disclosed in the SEC  Documents  filed at least two (2) Business Days prior to the Closing
Date and available on EDGAR or otherwise provided to the Investors.

            Section 4.11 NO INTEGRATED  OFFERING.  The Company has not, directly or indirectly,  made any offers or sales of any security or solicited any offers to buy any security,  under circumstances that would require registration of any of the Securities  under the Securities Act or cause this offering of securities to be integrated  with prior offerings of securities by the Company for purposes of the  Securities  Act  or  any  applicable  stockholder  approval  provisions, including,  without limitation, under the rules and regulations of the Principal
Market; nor will the Company or any of its Subsidiaries take any action or steps that would  require  registration  of the  securities  offered  hereby under the

                                       13

Securities  Act or cause the offering of such  securities to be integrated  with other offerings.

            Section 4.12 LITIGATION AND OTHER  PROCEEDINGS.  Except as disclosed in the SEC  Documents  filed at least two (2) Business Days prior to the Closing
Date and available on EDGAR or otherwise provided to the Investors, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company or any subsidiary,  nor has the Company received any written or oral notice of any such action,  suit,  proceeding  or  investigation,  which could  reasonably be expected to have a Material  Adverse Effect.  Except as set forth in the SEC  Documents  filed at least two (2)  Business  Days prior to the
Closing Date and available on EDGAR or otherwise  provided to the Investors,  no judgment,  order, writ,  injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency  which could  result in a Material  Adverse  Effect.  There is no action, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

            Section 4.13 NO MISLEADING OR UNTRUE COMMUNICATION. The Company and,
to the knowledge of the Company,  any person  representing  the Company,  or any other person selling or offering to sell the Notes or the Warrants in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral  communication  in  connection  with the offer or sale of the same that contained  any  untrue  statement  of a  material  fact or  omitted to state any material  fact  necessary in order to make the  statements,  in the light of the circumstances under which they were made, not misleading.

            Section 4.14 INSURANCE.  The Company and each  Subsidiary  maintains property and casualty, general liability,  workers' compensation,  environmental hazard,  personal injury,  directors' and officers'  liability and other similar types of  insurance  with  financially  sound  and  reputable  insurers  that is adequate, consistent with industry standards and the Company's historical claims experience  other than  insurance  that failure to so maintain  would not have a
Material Adverse Effect (provided the Company  acknowledges  that any failure to maintain  directors' and officers'  liability  insurance  shall be  conclusively deemed  to  have a  Material  Adverse  Effect).  Neither  the  Company  nor  any
Subsidiary has received  notice from, or has any knowledge of any threat by, any insurer  (that has issued any  insurance  policy to the Company or a Subsidiary)
that such insurer  intends to deny coverage under or cancel,  discontinue or not renew any insurance policy presently in force.

            Section 4.15 TAX MATTERS.  The Company has  accurately  prepared and timely filed all United  States  income tax returns and all state and  municipal tax returns  that are  required to be filed by it, if any,  and has paid or made provision for the payment of all taxes, if any, that have become due pursuant to such returns.  No deficiency  assessment or proposed adjustment of the Company's
United States income tax or state or municipal  taxes is pending and there is no liability  as of the date  hereof for any tax for which there is not an adequate reserve  reflected in the Company's  publicly filed  financial  statements.  All federal,  state, local and foreign  franchise,  sales, use,  occupancy,  excise, withholding and other taxes and assessments  (including  interest and penalties)
payable  by,  or due  from,  the  Company  have been  fully  paid or  adequately disclosed and fully  provided for in the books and  financial  statements of the
Company,  except  where  the  failure  to  provide  for or pay  such  taxes  and

                                       14

assessments  would  not  have a  Material  Adverse  Effect  on the  Company.  No examination  of any tax return of the Company is currently  in progress,  except where such examinations would not have a Material Adverse Effect on the Company.
There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of the Company.

            Section 4.16  PROPERTY.  Except as  disclosed  in the SEC  Documents filed at least two (2) Business  Days prior to the Closing Date and available on
EDGAR or  otherwise  provided  to the  Investors,  each of the  Company  and its
Subsidiaries  has good and  marketable  title to all real and personal  property owned by it, free and clear of all liens,  encumbrances  and defects except such as do not  materially  affect the value of such  property and do not  materially interfere  with the use made and  proposed  to be made of such  property  by the
Company;  and to the Company's  knowledge  any real property and buildings  held under lease by the Company as tenant are held by it under valid,  subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and intended to be made of such  property and buildings by the
Company.

            Section 4.17 INTELLECTUAL  PROPERTY RIGHTS.  Each of the Company and
its  Subsidiaries has sufficient title and ownership of or is licensed under all
patents,   patent   applications,   trademarks,   service  marks,  trade  names,
copyrights,  and all  registrations  and applications for registration of any of the foregoing, and all trade secrets, information, inventions, computer programs owned  or  licensed  by  the  Company,  documentation,  proprietary  rights  and processes (collectively,  "Intellectual Property") necessary for its business as now  conducted  and as currently  proposed to be conducted  without any conflict with and  without  infringement  of the rights of others.  The  Company  has not received any communications  alleging that it has violated or, by conducting its businesses  as  currently  proposed to be  conducted,  would  violate any of the patents, trademarks,  service marks, trade names, copyrights or trade secrets or other proprietary  rights of any other person or entity,  and the Company has no knowledge of any basis for such claim.

            Section 4.18 PROPRIETARY INFORMATION;  NONCOMPETITION COVENANTS. The
Company has done nothing to compromise the secrecy,  confidentiality or value of any of its trade secrets, know-how, inventions,  prototypes,  designs, processes or  technical  data  required to conduct its  business  as now  conducted  or as proposed to be conducted. The Company has taken in the past and will take in the future reasonable security measures to protect the secrecy,  confidentiality and value of all its  trade  secrets,  know-how,  inventions,  prototypes,  designs, processes, and technical data important to the conduct of its business.

            Section 4.19 INTERNAL CONTROLS AND PROCEDURES. The Company maintains books and records and internal  accounting  controls  which  provide  reasonable assurance that (i) all  transactions to which the Company or any Subsidiary is a party or by which  its  properties  are  bound are  executed  with  management's authorization; (ii) the recorded accounting of the Company's consolidated assets is compared  with  existing  assets at regular  intervals;  (iii)  access to the
Company's  consolidated assets is permitted only in accordance with management's authorization;  and (iv) all transactions to which the Company or any Subsidiary is a party or by which its  properties  are bound are  recorded as  necessary to permit preparation of the financial statements of the Company in accordance with generally accepted accounting principles.

            Section 4.20 PAYMENTS AND  CONTRIBUTIONS.  Neither the Company,  any
Subsidiary,  nor any of its  directors,  officers  or, to its  knowledge,  other employees  has  (i)  used  any  Company  funds  for any  unlawful  contribution,

                                       15

endorsement, gift, entertainment or other unlawful expense relating to political activity;  (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any  provision of the Foreign  Corrupt  Practices  Act of 1977,  as
amended; or (iv) made any bribe, rebate, payoff, influence payment,  kickback or other similar payment to any person with respect to Company matters.

            Section 4.21  ACKNOWLEDGMENT  REGARDING  INVESTORS'  PURCHASE OF THE
SECURITIES.  The Company  acknowledges  and agrees that each of the Investors is acting  solely in the  capacity of  arm's-length  purchaser  with respect to the
Transaction  Documents and the transactions  contemplated  thereby.  The Company further  acknowledges  that no  Investor  is acting as a  financial  advisor  or fiduciary  of the  Company  (or in any  similar  capacity)  with  respect to the
Transaction  Documents and the transactions  contemplated thereby and any advice given by any of the  Investors  or any of their  respective  representatives  or agents  in  connection  with  the  Transaction  Documents  and the  transactions contemplated  thereby is merely  incidental to such  Investor's  purchase of the
Note and the Warrant  purchased by it. The Company  further  represents  to each
Investor that the Company's decision to enter into the Transaction Documents has been  based  solely  on the  independent  evaluation  by  the  Company  and  its representatives.

            Section 4.22 EMPLOYEES.  To the best of the Company's knowledge,  no employee  of the  Company or any  Subsidiary  is  obligated  under any  contract
(including licenses, covenants or commitments of any nature) or other agreement, or  subject  to any  judgment,  decree or order of any  court or  administrative agency  that would  conflict  with such  employee's  obligation  to use his best efforts to promote the interests of the Company or any  Subsidiary or that would conflict  with  the  Company's  business  as  conducted  or  as  proposed  to be conducted.  Neither  the  execution  nor  delivery  of this  Agreement,  nor the carrying on of the  Company's  business by the  employees  of the Company or any
Subsidiary,  nor the conduct of the  Company's  business as currently  proposed, will,  to the  Company's  knowledge,  conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument  under which any of such employees is now  obligated.  To the best of the Company's knowledge, no employee or consultant of the Company or any  Subsidiary  is in  violation  of  any  term  of  any  employment  contract, proprietary  information and inventions agreement,  noncompetition  agreement or any  other  contract  or  agreement  relating  to the  relationship  of any such employee or consultant with the Company or any previous employer. To the best of the Company's knowledge, no officer of the Company or any Subsidiary nor any Key
Employee  (as  hereinafter  defined)  of  the  Company  or any  Subsidiary,  the termination of whose employment,  either individually or in the aggregate, would have a Material  Adverse  Effect,  has any intention of  terminating  his or her employment  with the  Company.  Neither the Company nor any  Subsidiary  has any
collective  bargaining  agreements  with any of its  employees  and  there is no labor-union-organizing  activity  pending  or  to  the  best  of  the  Company's knowledge threatened with respect to the Company or any Subsidiary. For purposes of this Agreement, "KEY EMPLOYEE" means and includes each officer of the Company or any Subsidiary and each employee who contributes to the invention,  design or
authorship  of  the  Company's   Intellectual  Property.  The  Company  and  its
Subsidiaries  have complied in all material  respects with all  applicable  laws relating to employment of labor,  including  provisions relating to wage, hours,
ERISA,  equal  opportunity,  collective  bargaining  and the  payment  of social security and other taxes.

                                       16

            Section 4.23 ENVIRONMENTAL MATTERS.

            (a) The Company has duly complied  with,  and, to the best knowledge of the Company, all the real estate owned or leased by it either currently or in the  past  (hereinafter  referred  to  collectively  as the  "PREMISES")  are in compliance in all material  respects with, the provisions of all federal,  state and local  environmental,  health and safety laws,  codes and ordinances and all rules and regulations promulgated thereunder.

            (b) The Company has been  issued,  and will  maintain,  all federal, state and local  permits,  licenses,  certificates  and  approvals  known to the
Company to be required relating to (i) air emissions, (ii) discharges to surface water or ground  water,  (iii)  noise  emissions,  (iv)  solid or  liquid  waste disposal, (v) the use, generation,  storage, transportation or disposal of toxic or hazardous  substances or wastes (intended hereby and hereafter to include any and all such  materials  listed  in any  federal,  state or local  law,  code or ordinance and all rules and regulations promulgated thereunder,  as hazardous or potentially hazardous), or (vi) other environmental, health and safety matters.

            (c) The  Company  has not  received  notice of, nor does the Company know of any facts that might constitute,  any violation of any federal, state or local environmental,  health or safety laws, codes or ordinances,  and any rules or  regulations  promulgated  thereunder,  that relate to the use,  ownership or occupancy  of any of the  Premises,  and the Company is not in  violation of any covenants, conditions, easements, rights-of-way or restrictions affecting any of the Premises or any rights appurtenant thereto.

            (d) Except in accordance with a valid governmental permit,  license, certificate or approval, the Company has not caused any emission, spill, release or discharge  into or upon (i) the air, (ii) soils or any  improvements  located thereon,  (iii) surface water or ground water, or (iv) the sewer,  septic system or waste treatment, storage or disposal system servicing any of the Premises, of any toxic or hazardous substances or wastes at or from any of the Premises.

            (e)  There  has been no  complaint,  order,  directive  (other  than directives  applicable to the general public),  claim, citation or notice by any governmental  authority  or any other  person or entity with  respect to (i) air emissions,  (ii) spills,  releases or  discharges  to soils or any  improvements located  thereon,  surface  water,  ground water or the sewer,  septic system or waste  treatment,  storage or disposal  systems  servicing  any of the Premises,
(iii)  noise  emissions,  (iv)  solid or  liquid  waste  disposal,  (v) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes or (vi) other  environmental,  health or safety matters  affecting the
Company,  any of  the  Premises  or any  improvements  located  thereon,  or the businesses thereon conducted.

            Section 4.24 REGULATORY  PERMITS.  The Company and its  Subsidiaries
possess all certificates,  authorizations  and permits issued by the appropriate federal,  state or foreign  regulatory  authorities  necessary to conduct  their respective businesses,  except where the failure to possess such items would not have,  individually or in the aggregate,  a Material Adverse Effect, and neither the Company  nor any such  Subsidiary  has  received  any notice of  proceedings
relating  to  the   revocation  or   modification   of  any  such   certificate,
authorization or permit.

                                       17

            Section  4.25 NO  MATERIALLY  ADVERSE  CONTRACTS,  ETC.  Neither the
Company nor any of its  Subsidiaries  is subject to any  charter,  corporate  or other legal restriction, or any judgment, decree, order, rule or regulation that in the judgment of the Company's officers has a Material Adverse Effect. Neither the Company nor any of its  Subsidiaries is a party to any contract or agreement that in the reasonable  judgment of the Company's officers has or is expected to have a Material Adverse Effect.

            Section  4.26 CERTAIN  TRANSACTIONS.  Except as set forth in the SEC
Documents  filed at least two (2)  Business  Days prior to the Closing  Date and available  on EDGAR or  otherwise  provided  to the  Investors  and  except  for arm's-length  transactions  pursuant to which the Company makes  payments in the ordinary  course of business upon terms no less favorable than the Company could obtain from third  parties,  none of the officers or directors of the Company is presently a party to any transaction with the Company or any of its Subsidiaries
(other than for services as employees,  officers and  directors),  including any contract,  agreement  or  other  arrangement  providing  for the  furnishing  of services to or by, providing for rental of real or personal property to or from, or  otherwise  requiring  payments to or from any officer or director or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any  officer or  director  has a  substantial  interest  or is an officer, director, trustee or partner.

            Section 4.27  APPLICATION OF TAKEOVER  PROTECTIONS.  The Company and
its board of  directors  have taken all  necessary  action,  if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the laws of the state of its incorporation which  is or  could  become  applicable  to the  Investors  as a  result  of the transactions contemplated by this Agreement,  including, without limitation, the
Company's issuance of the Securities and the Investor's ownership thereof.

            Section 4.28 NO OTHER  AGREEMENTS.  The Company has not, directly or indirectly,  made any  agreements  with any  Investors  relating to the terms or conditions of the transactions contemplated by the Transaction Documents, except as set forth in the Transaction Documents.

            Section  4.29  NO   MISREPRESENTATION.   The   representations   and
warranties of the Company  contained in this Agreement,  any schedule,  annex or exhibit  hereto and any agreement,  instrument or  certificate  furnished by the
Company to the Investors  pursuant to this Agreement,  do not contain any untrue statement  of a material  fact or omit to state a material  fact  required to be stated  therein or necessary  to make the  statements  therein,  in light of the circumstances under which they were made, not misleading.

            Section  4.30  REGISTRATION  RIGHTS.   Except  as  provided  in  the
Registration  Rights  Agreement and as disclosed in the SEC  Documents  filed at least two (2) Business  Days prior to the Closing Date and available on EDGAR or otherwise provided to the Investors,  the Company is not under any obligation to register any of its presently  outstanding  securities or any of its  securities that may hereafter be issued.

            Section  4.31  FINDERS'  FEES.  Other than with  respect to Cardinal
Securities,  L.L.C., the Company represents and warrants that it has retained no finder  or broker  in  connection  with the  transactions  contemplated  by this
Agreement.  The Company  hereby  agrees to indemnify  and to hold the  Investors harmless of and from any liability for any  commission  or  compensation  in the

                                       18

nature of a finder's fee (including  any fee listed on the Disclosure  Schedule)
to any broker or other  person or firm (and the costs and  expenses of defending against such  liability or asserted  liability)  for which the Company or any of its employees or representatives is responsible.

            Section 4.32 ABSENCE OF RIGHTS  AGREEMENT.  Except for the Company's
Rights  Agreement dated February 24, 1998, as amended (the "RIGHTS  PLAN"),  the
Company  has not  adopted  a  stockholder  rights  plan or  similar  arrangement relating to accumulations of beneficial ownership of Common Stock or a change of control of the Company.  The Company represents and warrants that, the Investors are not and will not become an "Acquiring  Person" as that term is defined under the  Rights  Plan  by  virtue  of any of the  transactions  contemplated  by the
Transaction Documents.

            Section  4.33  COMPLIANCE  WITH IBM  LENDER  COVENANTS.  Each of the
Company and its  Subsidiaries  is in full compliance with all covenants in favor of the IBM Lender relating to all indebtedness  owed by it to the IBM Lender and the  Company  reasonably  and in  good  faith  believes  that  it  can  maintain compliance  with  those  covenants  for  the  foreseeable  future  based  on the
Company's conservative projections as disclosed to the Investors.

            Section 4.34 SOLVENCY. As of the date hereof and after giving effect to the  issuance  of the  Notes  contemplated  hereunder  (a) the  amount of the
"present fair salable value" of the assets of the Company will, as of such date, exceed the amount of all "liabilities of the Company,  contingent or otherwise,"
as of such  date,  as such  quoted  terms  are  determined  in  accordance  with applicable  federal and state laws governing  determinations  of the solvency of debtors,  (b) the present fair salable  value of the assets of the Company will, as of the date  hereof,  be greater than the amount that will be required to pay the  liability  of the Company on its debts as such debts  become  absolute  and matured,  (c) the Company will not have, as of the date hereof,  an unreasonably small amount of capital with which to conduct its business,  and (d) the Company will be able to pay its  debts as they  mature.  For  purposes  of this  Section
"debt" means "liability or a claim", and "claim" means any (x) right to payment, whether or not such a right is reduced to  judgment,  liquidated,  unliquidated, fixed, contingent,  matured, unmatured,  disputed, undisputed, legal, equitable, secured  or  unsecured;  or (y)  right to an  equitable  remedy  for  breach  of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent,  matured or unmatured, disputed, undisputed, secured or unsecured.

            Section 4.35 CERTAIN ASSETS. The Subsidiaries have no assets,  other than for (i) not more than US $75,000 of assets  held in  Signatel,  Ltd.,  (ii)
certain patents (No. 4,245,343, No. 1,164,343 and No. 4,713,811) held in Datatec
Industries Inc. and (iii) certain software,  telecommunication assets (including servers, routers, storage devices), laptop personal computers,  desktop personal computers, and officer furniture and fixtures held in Millennium Care Inc.

                                   ARTICLE V

                           COVENANTS OF THE INVESTORS

            Each Investor, severally and not jointly, covenants with the Company that:

                                       19

            Section 5.1 BEST EFFORTS.  Each Investor shall use its  commercially reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Article II of this Agreement.

            Section 5.2 RESTRICTIONS ON SHORT-SELLING. For so long as any of the
Notes remain outstanding,  each Investor,  severally and not jointly,  covenants with the Company that it will not, directly or indirectly through any Affiliate, or instruct  anyone to, sell short any shares of Common Stock if, as a result of any such sale,  such Investor would have a short position in the Common Stock in excess of the number of shares of Common Stock  issuable upon  conversion of the entire Principal Amount of the Note held by such Investor, such conversion to be deemed made at the Mandatory Conversion Price in effect at the time of such sale and without regard to any limitation on such conversion.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

            Section 6.1 BEST  EFFORTS.  The Company  shall use its  commercially reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Article II of this Agreement.

            Section  6.2  REGISTRATION  RIGHTS.  The  Company  shall  cause  the
Registration Rights Agreement to remain in full force and effect and the Company shall comply with the terms thereof.

            Section 6.3 RESERVATION OF COMMON STOCK. As of the date hereof,  the
Company has authorized and reserved,  free of preemptive rights,  solely for the purpose of  effecting  the  issuance of the shares of Common  Stock  issuable in connection with this  Agreement,  a number of shares of Common Stock equal to at least 150% of the number of (x) Conversion  Shares  issuable upon  conversion of the aggregate  principal amount of the then  outstanding  Notes at the Mandatory
Conversion  Price and (y)  Warrant  Shares  issuable  upon  exercise of the then outstanding  Warrants  (without  regard,  in the  case  of (x)  or  (y),  to any limitations  on such  conversion or  exercise),  as may be adjusted from time to time (the "REQUIRED RESERVED AMOUNT"). The Company further agrees that if at any time the  number of  shares  of Common  Stock  authorized  and so  reserved  for issuance  is less  than  seventy-five  percent  (75%) of the  Required  Reserved
Amount, the Company shall promptly commence all corporate and stockholder action necessary  to increase  its  authorized  and  reserved  capital to the  Required
Reserved Amount.

            Section 6.4 LISTING OF COMMON  STOCK.  The Company  hereby agrees to maintain the listing of the Common Stock on a Principal  Market,  and as soon as reasonably  practicable  following the Closing to list the Conversion Shares and the Warrant Shares on the Principal  Market.  The Company further agrees, if the
Company applies to have the Common Stock traded on any other  Principal  Market, it will  include in such  application  the  Conversion  Shares  and the  Warrant
Shares,  and will take such other  action as is  necessary  or  desirable in the opinion of the Investors to cause the Conversion Shares and Warrant Shares to be listed on such other Principal Market as promptly as possible.  The Company will take all action  necessary  to  continue  the  listing and trading of its Common
Stock  on  its  current  Principal  Market   (including,   without   limitation,
maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting,  filing and other obligations under the bylaws or rules

                                       20

of  the  Principal  Market  and  shall  provide  Investors  with  copies  of any correspondence  to or from such  Principal  Market which  questions or threatens delisting of the Common  Stock,  within three (3) Trading Days of the  Company's receipt thereof,  until the Investors have disposed of all of their  Registrable
Securities.

            Section 6.5  EXCHANGE ACT  REGISTRATION.  The Company will cause its
Common  Stock to continue to be  registered  under  Section  12(b) or (g) of the
Exchange  Act,  will use its best  efforts  to comply in all  respects  with its reporting and filing  obligations  under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules  thereunder) to terminate or suspend such  registration or to terminate or suspend its  reporting and filing  obligations  under the Exchange Act until the
Investors have disposed of all of their Registrable Securities.

            Section 6.6 LEGENDS.  The  certificates  evidencing the  Registrable
Securities shall be free of legends, except as set forth in Article IX.

            Section 6.7 CORPORATE EXISTENCE; CONFLICTING AGREEMENTS. The Company
will take all steps  necessary to preserve and continue the corporate  existence of the Company.  The Company  shall not enter into any  agreement,  the terms of which  agreement would restrict or impair the right or ability of the Company to perform  any  of its  obligations  under  this  Agreement  or  any of the  other
Transaction Documents.

            Section 6.8  CONSOLIDATION;  MERGER.  The Company  shall not, at any time after the date hereof,  effect any merger or  consolidation  of the Company with or into,  or a transfer  of all or  substantially  all of the assets of the
Company  to,  another  entity (a  "CONSOLIDATION  EVENT")  unless the  resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the Company's  obligations  under this  Agreement and the other  Transaction  Documents,  including  the  obligation  to  deliver  to  the
Investors  such shares of stock and/or  securities as the Investors are entitled to receive pursuant to this Agreement, the Notes or the Warrants.

            Section 6.9  ISSUANCE OF NOTES AND WARRANT  SHARES.  The sale of the
Notes and the Warrants and the issuance of the Warrant  Shares upon  exercise of the Warrants and the Conversion  Shares pursuant to the terms of the Notes shall be made in accordance with the provisions and requirements of Section 4(2), 4(6)
or Regulation D and any applicable  state securities law. The Company shall make any necessary  SEC and "blue sky" filings  required to be made by the Company in connection  with the sale of such securities to the Investors as required by all applicable  laws,  and shall  provide a copy thereof to the  Investors  promptly after such filing.

            Section  6.10  RELIEF  IN  BANKRUPTCY.  The  Company  shall not seek judicial  relief from its obligations  hereunder or under the other  Transaction
Documents  except pursuant to the Bankruptcy Code. In the event the Company is a debtor  under the  Bankruptcy  Code,  the Company  hereby  waives to the fullest extent  permitted  any rights to relief it may have  under 11 U.S.C.  ss. 362 in respect of the  conversion  of the Notes and the exercise of the  Warrants.  The
Company agrees, without cost or expense to the Investors,  to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.

                                       21

            Section 6.11 USE OF PROCEEDS. The Company will use the proceeds from the sale of the Notes and the Warrants  for general  working  capital  purposes, which may  include  repayment  of  principal  and  interest  on the IBM Debt and regular  installments  of  principal  and  interest  due on other  indebtedness;
provided,  however, that the Company may not use such proceeds to repay any loan made or  incurred  by a Related  Party (as defined  below) or to  repurchase  or redeem any securities held or beneficially owned, directly or indirectly, by any such person.

            Section 6.12 TRANSACTIONS WITH AFFILIATES.  So long as (i) there are
Notes or Warrants outstanding or (ii) any Investor owns Conversion Shares and/or
Warrant  Shares  with a market  value  equal to or greater  than  $300,000,  the
Company shall not, and shall cause each of its  Subsidiaries not to, enter into, amend,  modify or  supplement,  or permit any  Subsidiary to enter into,  amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors, persons who were officers or directors  at any time  during  the  previous  two (2) years,  stockholders  who beneficially  own 5% or more of the  Common  Stock,  or  Affiliates  or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual  owns a 5% or more  beneficial interest  (each,  a  "RELATED  PARTY"),  except  for  (a)  customary  employment arrangements  and  benefit  programs on  reasonable  terms,  (b) any  agreement, transaction, commitment or arrangement on an arm's-length basis on terms no less favorable than terms which would have been  obtainable  from a person other than such Related Party, or (c) any agreement, transaction, commitment or arrangement which is approved by a majority of the  disinterested  directors of the Company.
For purposes  hereof,  any director who is also an officer of the Company or any
Subsidiary of the Company shall not be a disinterested  director with respect to any such agreement, transaction, commitment or arrangement.

            Section  6.13  SUSPENSION  OF  TRADING.  In  addition  to any  other remedies which the Investors have under this Agreement and under applicable law, for  each  Business  Day on which  trading  in the  shares  of  Common  Stock is suspended or  prohibited  on the  Principal  Market,  the Company  shall pay the
Investors an amount equal to 0.2% of the product of (1) the number of Conversion
Shares and Warrant Shares then held by the Investors or into which the Notes are then  convertible at the Mandatory  Conversion  Price and for which the Warrants are then  exercisable  (without  regard to any limitation on such  conversion or exercise)  and (2) the Market Price of the Common Stock on the Trading Day prior to such  suspension  or  prohibition.  The  Company  shall pay  every  seven (7)
Business Days the cumulative  amount that has accrued hereunder to the Investors after the date of such suspension or prohibition.

            Section 6.14 RIGHT OF FIRST  REFUSAL.  As long as the Investors hold
Notes  representing,  in the aggregate,  a remaining  outstanding  principal and interest  amount of at least  Five  Hundred  Thousand  Dollars  ($500,000),  the
Company shall not, other than pursuant to any underwritten public offering, sell or enter into any agreement to sell any Capital Shares  Equivalents with Persons other than the  Investors  during the period  commencing  on the date hereof and ending  eighteen  (18) months  after the Closing  Date unless the Company  shall first have satisfied its obligations under this Section 6.14.

            (a) If the Company receives a written offer that the Company desires or  intends  to  accept  from any  Person  or group of  Persons  other  than the
Investors to purchase  any of the  Company's  Capital  Shares  Equivalents,  the
Company shall,  within ten (10) Trading Days after the receipt by the Company of

                                       22

such offer,  give the Investors a written notice of such offer stating the type, terms,  and purchase  price of such  Capital  Shares  Equivalents  and the other material terms and conditions of the sale of such Capital Shares Equivalents and attaching a copy of any offer signed by the Person or Persons making such offer.

            (b) The  Investors  shall have the right to purchase all or any part of such Capital  Shares  Equivalents on the same terms and conditions as are set forth in the Company's  written notice.  Each Investor may exercise its right to purchase such Capital Shares  Equivalents by giving a written notice of exercise to the Company  within seven (7) Trading Days after such  Investor's  receipt of the  Company's  notice.  Each  Investor  shall have the right to  purchase  such
Capital Shares  Equivalents pro rata in accordance with the principal  amount of the Note purchased by it under this Agreement.  Each Investor may also purchase, on the same pro rata basis, any Capital Shares  Equivalents not purchased by the other Investors.

            (c) If the  Investors  shall  not have  exercised  their  rights  to purchase all of such Capital Shares Equivalents, then the Company shall have the right to sell all Capital Shares  Equivalents not subscribed by the Investors on the same terms and conditions as those set forth in the Company's notice. If the
Company shall not have sold all such Capital  Shares  Equivalents  within Thirty
(30) days after the expiration of the 7-day period in paragraph (b) above,  then the Company shall not sell any such Capital Shares  Equivalents  unless it first offers  to  sell  such  securities  to the  Investors  in  accordance  with  the procedures set forth in this Section 6.14.

            Section 6.15  INSURANCE.  So long as there remains  outstanding  any
Notes or  Registrable  Securities,  the Company agrees to obtain and maintain in full force and effect  insurance  in such  amounts and against  such risks as is customarily  carried by  companies  in  similar  businesses  and owning  similar properties.  Without limiting the generality of the foregoing, the Company shall obtain and maintain at all times  directors' and officers'  liability  insurance with at least $5 million of  aggregate  coverage  and at least $1 million of per occurrence coverage.

            Section 6.16 COMPLIANCE WITH IBM LENDER COVENANTS.  So long as there remains outstanding any Notes, the Company and Datatec  Industries,  Inc. ("DI")
(i) shall comply with all loan covenants (including but not limited to borrowing limits  and  formula-based  covenants)  in  favor of the IBM  Lender  (provided, however,  so long as the IBM Lender has not  accelerated its  indebtedness  with respect  to an Event of  Default  (as such  term is  defined  in the IBM  Credit
Facility)  for  noncompliance  by the Company or DI, the Company and DI shall be deemed in  compliance  with this Section  6.16(i)  while they are  negotiating a default waiver with the IBM Lender for up to 90 days following a year end and up to 45 days  following  each  quarter  with  respect to defaults  revealed by the financials  disclosed  with respect to such time periods and (ii) subject to the
Company's  right to impose a blackout  period  pursuant  to  Section  3.u of the
Registration Rights Agreement,  will deliver,  or cause to be delivered,  to the
Investors  reports  within  ninety (90) days after the end of each of its fiscal years,  Forty-Five  (45) days after the end of each of its fiscal  quarters  and
Thirty  (30)  days  after the end of each  month  describing  the  status of the
Company's compliance with loan covenants in favor of the IBM Lender, including a detailed  statement  of any defaults or events of default  thereunder  and steps being taken to cure any such defaults or events of defaults.  Such reports shall include the balance outstanding to the IBM Lender.

            Section  6.17  ASSET  TRANSFERS.  For  so  long  as  any  Notes  are
outstanding,   the  Company   will  not  transfer  any  assets  to  any  of  its
Subsidiaries.

                                       23

            Section  6.18 NASDAQ  COMPLIANCE.  The Company will not issue Common
Stock (i) pursuant to conversion of the Notes, (ii) as repayment of principal on the Notes or (iii) as payment of  interest on the Notes if such  issuance  would require  stockholder  approval  pursuant to Rules and  Regulations of the NASDAQ
Stock Market without first having obtained such stockholder approval.

                                  ARTICLE VII

                            SURVIVAL; INDEMNIFICATION

            Section 7.1 SURVIVAL. The representations,  warranties and covenants made by the Company and each Investor in this Agreement, the annexes,  schedules and Exhibits hereto and in each  instrument,  agreement and certificate  entered into and delivered by them pursuant to this Agreement, shall survive any Closing and the consummation of the transactions  contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation  available to it under the provisions of this Agreement,  irrespective of any investigation  made by or on behalf of such party on or prior to the Closing Date.

            Section 7.2 INDEMNITY.

            (a) The Company shall  indemnify  and hold  harmless the  Investors, their  respective  Affiliates (as defined in SEC Rule 405) and their  respective
officers,   directors,   partners  and  members  (collectively,   the  "INVESTOR
INDEMNITEES"),  from and against any and all Damages,  and shall  reimburse  the
Investor  Indemnitees for all reasonable  out-of-pocket  expenses (including the reasonable  fees and  expenses  of legal  counsel),  in each  case  promptly  as incurred  by the  Investor  Indemnitees  and to the extent  arising out of or in connection with:

                 (i) any misrepresentation, omission of fact or breach of any of the Company's  representations or warranties contained in any of the
            Transaction Documents, the annexes, schedules or exhibits thereto or any instrument,  agreement or certificate  entered into or delivered by the Company pursuant thereto; or

                 (ii)  any  failure  by  the  Company  to  perform  any  of  its covenants, agreements,  undertakings or obligations set forth in any of the  Transaction  Documents,  the annexes,  schedules or exhibits thereto or any instrument,  agreement or certificate entered into or delivered by the Company pursuant thereto; or

                 (iii) any action  instituted  against the Investors,  or any of them, by any  stockholder of the Company who is not an Affiliate (as
            defined  above)  of  an  Investor,   with  respect  to  any  of  the
            transactions contemplated by the Transaction Documents.

            (b) Each  Investor,  severally  and not  jointly,  hereby  agrees to indemnify and hold harmless the Company,  its  Affiliates  and their  respective
officers,   directors,   partners  and  members   (collectively,   the  "COMPANY
INDEMNITEES"),  from and against any and all Damages,  in each case  promptly as incurred  by the  Company  Indemnitees  and to the extent  arising  out of or in connection with:

                                       24

                 (i) any  misrepresentation,  omission of fact, or breach of any of the Investor's  representations or warranties contained in any of the  Transaction  Documents,  the  annexes,  schedules  or  exhibits thereto or any instrument,  agreement or certificate entered into or delivered  by the  Investor  pursuant  to  any  of  the  Transaction
            Documents; or

                 (ii)  any  failure  by  the  Investor  to  perform  any  of its covenants, agreements,  undertakings or obligations set forth in any of the  Transaction  Documents  or any  instrument,  certificate  or agreement  entered  into  or  delivered  by  the  Investor  pursuant thereto.

            Section 7.3 NOTICE.  Promptly  after receipt by either party thereto seeking  indemnification  pursuant  to Section 7.2 (an  "INDEMNIFIED  PARTY") of written  notice  of any  investigation,  claim,  proceeding  or other  action in respect  of which  indemnification  is  being  sought  (each,  a  "Claim"),  the
Indemnified  Party  promptly  shall  notify the party from whom  indemnification pursuant  to  Section  7.2 is being  sought  (the  "INDEMNIFYING  PARTY") of the commencement thereof, but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the  Indemnified
Party,  except to the extent that the Indemnifying Party is actually  prejudiced by such  omission or delay.  In  connection  with any Claim as to which both the
Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof.  Notwithstanding the assumption of the defense of any Claim by the  Indemnifying  Party,  the Indemnified  Party
shall have the right to employ  separate legal counsel and to participate in the defense of such Claim,  and the  Indemnifying  Party  shall bear the  reasonable fees,  out-of-pocket  costs and expenses of such  separate  legal counsel to the
Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees,  out-of-pocket  costs and expenses,  (y) the Indemnified Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably  determined by legal counsel to the Indemnified  Party, potentially  differing  interests  between  such  parties in the  conduct of the defense  of such  Claim,  or if there  may be legal  defenses  available  to the
Indemnified  Party that are in addition to or disparate from those  available to the  Indemnifying  Party,  or (z) the  Indemnifying  Party  shall have failed to employ legal counsel  reasonably  satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the
Indemnified Party employs separate legal counsel in circumstances  other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne  exclusively by the  Indemnified  Party.  Except as provided above, the  Indemnifying  Party shall not, in connection with any Claim in the same  jurisdiction,  be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or  compromise  any Claim or consent to the entry of any judgment  that does not include an unconditional  release of the Indemnified  Party from all liabilities with respect to such Claim or judgment.

            Section 7.4 DIRECT CLAIMS.  In the event one party hereunder  should have a claim for  indemnification  that does not involve a claim or demand being asserted by a third party,  the Indemnified  Party promptly shall deliver notice of such claim to the Indemnifying  Party. If the Indemnifying Party disputes the claim,  such dispute  shall be resolved by mutual  agreement of the  Indemnified

                                       25

Party and the Indemnifying  Party or by any suit, action or proceedings  brought in the United States District Court for the Southern District of New York or any
court of the State of New York located in New York City.

                                  ARTICLE VIII

         DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

            Section  8.1 DUE  DILIGENCE  REVIEW.  Subject  to Section  8.2,  the
Company  shall  make  available  for  inspection  and  review by the  Investors, advisors  to  and  representatives  of the  Investors  (who  may  or may  not be
affiliated with the Investors and who are reasonably acceptable to the Company), any underwriter  participating in any disposition of the Registrable  Securities on  behalf of the  Investors  pursuant  to a  Registration  Statement,  any such registration  statement  or  amendment  or  supplement  thereto or any blue sky,
Nasdaq or other  filing,  all SEC  Documents and other filings with the SEC, and all other publicly available  corporate  documents and properties of the Company as may be  reasonably  necessary  for the purpose of such review,  and cause the
Company's  officers,  directors  and  employees  to  supply  all  such  publicly available  information  reasonably  requested  by  the  Investors  or  any  such representative,  advisor or  underwriter  in connection  with such  Registration
Statement (including, without limitation, in response to all questions and other inquiries  reasonably made or submitted by any of them),  prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the  Investors and such  representatives,  advisors and underwriters and their  respective  accountants and attorneys to conduct initial and ongoing due  diligence  with  respect to the Company and the accuracy of the
Registration Statement.

            Section 8.2 NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

            (a) The Company shall not disclose material  non-public  information to the Investors,  advisors to or  representatives of the Investors unless prior to disclosure of such  information the Company  identifies  such  information as being  nonpublic  information  and provides  the  Investors,  such  advisors and representatives  with the  opportunity  to  accept  or  refuse  to  accept  such non-public information for review. The Company may, as a condition to disclosing any  non-public  information  hereunder,  require the  Investors'  advisors  and representatives  to enter into a  confidentiality  agreement in form and content reasonably  satisfactory to the Company and the Investors. In the event that the
Company discloses material non-public  information to any Investor,  the Company will publicly disclose such information on or before the Closing Date.

            (b) Nothing  herein shall  require the Company to disclose  material non-public  information to the Investors or their  advisors or  representatives, and the Company  represents  that it does not  disseminate  material  non-public information  to any  investors  who  purchase  stock in the  Company in a public offering, to money managers or to securities analysts,  provided,  however, that
notwithstanding   anything  herein  to  the  contrary,   the  Company  will,  as
hereinabove  provided,  promptly notify the advisors and  representatives of the
Investors  and,  if any,  underwriters,  of any  event or the  existence  of any circumstance  (without disclosing the specific event or circumstance except with the consent of the Investors) of which it becomes aware,  constituting  material non-public  information (whether or not requested of the Company specifically or generally  during  the course of due  diligence  by such  persons or  entities), which, if not disclosed in the prospectus included in the Registration Statement would  cause such  prospectus  to include a material  misstatement  or to omit a

                                       26

material  fact  required to be stated  therein in order to make the  statements, therein in light of the  circumstances  in which they were made, not misleading.
Nothing  contained  in this  Section  8.2 shall be  construed  to mean that such persons or entities other than the Investors (without the written consent of the
Investors  prior to  disclosure  of such  information  as set  forth in  Section
8.2(a)) may not obtain  non-public  information  in the course of conducting due diligence in  accordance  with the terms of this  Agreement  and nothing  herein shall prevent any such persons or entities  from  notifying the Company of their opinion  that,  based on such due  diligence by such  persons or  entities,  the
Registration  Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IX

                      LEGENDS; TRANSFER AGENT INSTRUCTIONS

            Section  9.1  LEGENDS.   Unless  otherwise   provided  below,   each
certificate  representing  Registrable Securities will bear the following legend or equivalent (the "LEGEND"):

THE SECURITIES  EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE
U.S.  SECURITIES ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR ANY OTHER
APPLICABLE  SECURITIES  LAWS AND HAVE BEEN ISSUED IN RELIANCE  UPON AN EXEMPTION
FROM  THE  REGISTRATION  REQUIREMENTS  OF THE  SECURITIES  ACT  AND  SUCH  OTHER
SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION  HEREIN
MAY BE SOLD, ASSIGNED,  TRANSFERRED,  PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED
OF, EXCEPT PURSUANT TO AN EFFECTIVE  REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM SUCH REGISTRATION.

Notwithstanding  the foregoing,  it is agreed that, as long as (A) the resale or transfer  (including  without  limitation a pledge) of any of the  Securities is registered pursuant to an effective registration statement,  (B) such Securities have  been  sold  pursuant  to Rule  144 or any  successor  provision,  and such
Purchaser   provides   the  Company   with   customary   seller's  and  broker's
representation  letters,  or (C) such  Securities  are eligible for resale under
Rule 144(k) or any successor provision,  such Securities shall be issued without any legend or other  restrictive  language and, with respect to Securities  upon which such legend is stamped,  the Company shall issue new certificates  without such legend to the holder promptly upon request (but in no event later than five
(5) Business Days following such request).

            Section 9.2 TRANSFER AGENT INSTRUCTIONS.  Upon Closing,  the Company
will issue to the transfer  agent for its Common Stock (and to any substitute or replacement  transfer agent for its Common Stock upon the Company's  appointment of any such substitute or replacement  transfer agent) the Irrevocable  Transfer
Agent  Instructions.  Such instructions shall be irrevocable by the Company from and after the date  hereof or from and after the  issuance  thereof  to any such substitute or replacement transfer agent, as the case may be.

                                       27

            Section  9.3 NO OTHER  LEGEND  OR STOCK  TRANSFER  RESTRICTIONS.  No
legend other than the one specified in Section 9.1 and the legend related to the
Company's  Rights  Plan has been or shall be placed  on the  share  certificates representing  the  Registrable  Securities and no instructions or "stop transfer orders," "stock transfer restrictions," or other restrictions have been or shall be given to the  Company's  transfer  agent with respect  thereto  other than as expressly set forth in this Article IX. .

            Section 9.4  INVESTORS'  COMPLIANCE.  Nothing in this Article  shall affect in any way each  Investor's  obligations  to comply  with all  applicable securities laws upon resale of the Common Stock.

            Section 9.5 TRANSFERS WITHOUT REGISTRATION.  If an Investor provides the Company  with an opinion of counsel  reasonably  acceptable  to the Company, that  registration  of a resale by such  Investor  of any  Conversion  Shares or
Warrant  Shares is not required  under the  Securities  Act,  the Company  shall permit the  transfer and  promptly  instruct its transfer  agent to issue one or more  certificates in such name and in such  denominations  as specified by such
Investor and, if such opinion provides that such legends can be removed, without any restrictive legends.

            Section  9.6  INJUNCTIVE  RELIEF.  The Company  acknowledges  that a breach by it of its  obligations  hereunder will cause  irreparable  harm to the
Investors by vitiating  the intent and purpose of the  transaction  contemplated hereby.  Accordingly,  the  Company  acknowledges  that the  remedy at law for a breach of its  obligations  under this Article IX will be inadequate and agrees, in the event of a breach or threatened  breach by the Company of the  provisions of this Article IX, that the  Investors  shall be  entitled,  in addition to all other available remedies, to an injunction  restraining any breach and requiring immediate issuance and transfer,  without the necessity of showing economic loss and without any bond or other security being required.

                                   ARTICLE X

                              CHOICE OF LAW; VENUE

            Section 10.1 GOVERNING LAW. This Agreement  shall be governed by and construed in  accordance  with the laws of the State of New York  applicable  to contracts  made in New York by persons  domiciled in New York and without regard to its  principles of conflicts of laws.  The corporate laws of the State of New
York shall govern all issues  concerning the relative  rights of the Company and its stockholders.

            Section 10.2 VENUE. Each party hereto hereby irrevocably  submits to the  exclusive  personal and subject  matter  jurisdiction  of the United States
District Court for the Southern  District of New York and any court of the State of New York located in New York City over any suit, action or proceeding arising out of or relating to this Agreement.  Each party hereby  irrevocably  waives to the fullest  extent  permitted by law,  (a) the right to trial by jury;  (b) any objection  that they may now or  hereafter  have to the venue of any such  suit, action or proceeding  brought in any such court; and (c) any claim that any such suit,  action or proceeding  has been brought in an  inconvenient  forum.  Final judgement in any suit,  action or proceeding  brought in any such court shall be conclusive and binding upon each party duly served with process  therein and may

                                       28

be enforced in the courts of the  jurisdiction  of which  either party or any of their property is subject, by a suit upon such judgement

                                   ARTICLE XI

                                   ASSIGNMENT

            Section 11.1  ASSIGNMENT.  Neither this  Agreement nor any rights of the  Investors or the Company  hereunder  may be assigned by either party to any other  person.  Notwithstanding  the  foregoing,  (a)  the  provisions  of  this
Agreement  shall inure to the benefit of, and be  enforceable  by, any permitted transferee of any of the Securities,  and (b) each  Investor's  interest in this
Agreement  may be assigned at any time, in whole or in part, to any other person or entity  (including  any  Affiliate  of the  Investor)  who agrees to make the representations  and  warranties  contained  in Article III and who agrees to be bound by the terms of this Agreement,  provided that such transfer complies with applicable securities laws.

                                  ARTICLE XII

                                     NOTICES

            Section 12.1  NOTICES.  All notices,  demands,  requests,  consents, approvals,  and other communications required or permitted hereunder shall be in writing and, unless  otherwise  specified  herein,  shall be (i) hand delivered,
(ii) deposited in the mail,  registered or certified,  return receipt requested, postage  prepaid,  (iii) delivered by reputable air courier service with charges prepaid,  or (iv)  transmitted by facsimile,  addressed as set forth below or to such other address as such party shall have  specified  most recently by written notice.  Any notice or other  communication  required or  permitted  to be given hereunder  shall be deemed  effective  (a) upon hand  delivery  or  delivery  by facsimile,  with accurate confirmation  generated by the transmitting  facsimile machine,  at the address or number  designated below (if delivered on a Business
Day during normal  business  hours where such notice is to be received),  or the first  Business  Day  following  such  delivery  (if  delivered  other than on a
Business Day during normal  business  hours where such notice is to be received)
or (b) on the first  Business  Day  following  the date of sending by  reputable courier service,  fully prepaid,  addressed to such address,  or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications  shall be:

If to the Company:                        Datatec Systems, Inc.
                                          23 Madison Road
                                          Fairfield, New Jersey 07004
                                          Attention:  Mark Hirschhorn
                                          Telephone: (973) 808-4000
                                          Facsimile:  (973) 890-2888

with a copy to
(which shall not constitute notice):      Olshan Grundman Frome Rosenzweig &
                                          Wolosky LLP
                                          505 Park Avenue
                                          New York, New York 10022

                                       29

                                          Attention:  Robert H. Friedman
                                          Telephone: (212) 755-7200
                                          Facsimile:  (212) 755-1467

If to the Investors:                      As set forth on the signature pages hereto

Either party hereto may from time to time change its address or facsimile number for notices  under this  Section 12.1 by giving  written  notice of such changed address  or  facsimile  number to the other  party  hereto as  provided  in this
Section 12.1.

                                  ARTICLE XIII

                                  MISCELLANEOUS

            Section 13.1 COUNTERPARTS; FACSIMILE. This Agreement may be executed in multiple counterparts,  each of which may be executed by less than all of the parties  and  shall  be  deemed  to be an  original  instrument  which  shall be enforceable  against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original  documents,  a facsimile  transmission or copy of the original  documents  shall be as effective  and  enforceable  as the original.

            Section  13.2  ENTIRE  AGREEMENT.  This  Agreement,   including  the
agreements  attached as Exhibits hereto,  which include,  but are not limited to the Notes, the Warrants,  and the Registration  Rights Agreement,  set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings  between  the  parties,  both oral and  written  relating  to the subject  matter  hereof.  The  terms  and  conditions  of all  Exhibits  to this
Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein.

            Section 13.3 SEVERABILITY;  CONSTRUCTION. Any invalidity, illegality or  limitation  of the  enforceability  with  respect  to any one or more of the provisions of this  Agreement,  or any part  thereof,  shall in no way affect or impair the validity,  legality or enforceability of any other provisions of this
Agreement. In case any provision of this Agreement shall be invalid,  illegal or unenforceable, it shall, to the extent practicable, be modified so as to make it valid,  legal and  enforceable and to retain as nearly as practicable the intent of the parties, and the validity,  legality, and enforceability of the remaining provisions  shall not in any way be affected or impaired  thereby.  The language used in this Agreement  will be deemed to be the language  chosen by the parties to express  their mutual  intent,  and no rules of strict  construction  will be applied against any party.

            Section 13.4 HEADINGS.  The headings used in this Agreement are used for convenience  only and are not to be considered in construing or interpreting this Agreement.

            Section 13.5 NUMBER AND GENDER.  There may be one or more  Investors as  parties  to this  Agreement,  which  Investors  may be  natural  persons  or entities.  All  references to plural  Investors  shall apply equally to a single
Investor if there is only one  Investor,  and all  references  to an Investor as
"it" shall apply equally to a natural person.

                                       30

            Section 13.6  REPORTING  ENTITY FOR THE COMMON STOCK.  The reporting entity relied upon for the  determination of the trading price or trading volume of the Common Stock on any given trading day for the purposes of this  Agreement shall be  Bloomberg  or any  successor  thereto.  The written  agreement  of the
Investors  and the  Company  shall be  required  to employ  any other  reporting entity.

            Section  13.7  REPLACEMENT  OF  CERTIFICATES.  Upon (i)  receipt  of evidence reasonably satisfactory to the Company of the loss, theft,  destruction or mutilation of a certificate  representing the Notes or any Conversion  Shares or Warrants or any Warrant  Shares and (ii) in the case of any such loss,  theft or destruction of such certificate,  upon delivery of an indemnity  agreement or security reasonably satisfactory in form to the Company (which shall not include the posting of any bond  unless  required by the  Company's  transfer  agent) or
(iii) in the case of any such mutilation,  on surrender and cancellation of such certificate,  the  Company at its expense  will  execute  and  deliver,  in lieu thereof, a new certificate of like tenor.

            Section  13.8 FEES AND  EXPENSES.  Up to a maximum of  $25,000,  the
Company  shall  pay the  documented  fees,  expenses  and  disbursements  of the
Investors,  including fees,  expenses and  disbursements of the Investors' legal counsel and  accountants.  The Company  shall  reimburse the Investors for their reasonable  expenses and legal fees incurred in enforcing  this  Agreement  (but only to the extent the Investors  prevail in enforcing the  Agreement) or in any amendments,  modifications or waivers with respect thereto.  The Investors shall reimburse  the Company for its  reasonable  expenses and legal fees  incurred in enforcing  this  Agreement  (but only to the  extent  the  Company  prevails  in enforcing  the  Agreement).  The Company shall be  responsible  for all fees and expenses of any of its financial advisors.  The Company's obligations under this
Section 13.8 shall arise and remain in force  whether or not the Closing  occurs hereunder,  unless such  failure to close is solely the result of default by the
Investors.

            Section 13.9 BROKERAGE.  Each of the parties hereto  represents that it has had no dealings in connection  with this  transaction  with any finder or broker who will  demand  payment of any fee or  commission  from the other.  The
Company,  on the one  hand,  and the  Investors,  on the  other  hand,  agree to indemnify  the  other  against  and hold  the  other  harmless  from any and all liabilities  to any person  claiming  brokerage  commissions or finder's fees on
account  of  services   purported  to  have  been  rendered  on  behalf  of  the
indemnifying  party  in  connection  with  this  Agreement  or the  transactions contemplated hereby.

            Section 13.10  PUBLICITY.  The Company  agrees (i) to issue,  on the
Closing Date, a press release describing the terms of this Agreement,  the other
Transaction  Documents and the transactions  contemplated hereby and thereby and
(ii) to file,  on or before the 2nd Business Day  following  the Closing Date, a
Form 8-K with the SEC that  describes such terms and attaches this Agreement and the other Transaction Documents as exhibits thereto. The Company shall submit to each Investor such press  release and any other public  announcement  describing the  transactions  contemplated by this Agreement prior to the issuance  thereof and,  except to the extent  required by law, the Company agrees that it will not use the name of an Investor or any of its  Affiliates  in any such press release or public  announcement  without the prior written  consent of such Investor for the specific use contemplated..

            Section  13.11  PAYMENT  SET ASIDE.  To the extent  that the Company makes a payment or payments to the Investors  hereunder or the Investors enforce or exercise their rights hereunder, and such payment or payments or the proceeds

                                       31

of  such   enforcement  or  exercise  or  any  part  thereof  are   subsequently
invalidated,  declared to be fraudulent or  preferential,  set aside,  recovered from, disgorged by or are required to be refunded,  repaid or otherwise restored to the Company, a trustee,  receiver or any other person or entity under any law
(including, without limitation, any bankruptcy law, state or federal law, common law or equitable  cause of action),  then to the extent of any such  restoration the  obligation  or part thereof  originally  intended to be satisfied  shall be revived and  continued  in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            Section 13.12 DELAYS OR OMISSIONS.  No delay or omission to exercise any right,  power or remedy  accruing  to the  Company or the  Investors  or any subsequent  holder  of any  Notes  or  Warrants  upon  any  breach,  default  or noncompliance of the Investors,  any subsequent  holder of any Notes or Warrants or the Company  under this  Agreement,  shall  impair any such  right,  power or remedy, nor shall it be construed to be a waiver of any such breach,  default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance  thereafter  occurring.  It is  further  agreed  that any  waiver, permit,  consent or approval of any kind or character on the part of the Company or the Investors of any breach, default or noncompliance under this Agreement or any  waiver  on the  Company's  or the  Investors'  part  of any  provisions  or conditions of this  Agreement  must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies,  either under this  Agreement,  by law,  or  otherwise  afforded  to the Company and the
Investors, shall be cumulative and not alternative.

            Section 13.13 AMENDMENTS AND WAIVERS.  Except as otherwise expressly provided herein, any term of this Agreement may be amended and the observance of any term of this  Agreement may be waived  (either  generally or in a particular instance,  either  retroactively  or  prospectively  and either for a  specified period of time or indefinitely)  with the written consent of the Company and the
Investors  or their  transferees  holding at least  sixty  percent  (60%) of the outstanding indebtedness and Conversion Shares; provided,  however, that no such amendment or waiver shall reduce the aforesaid  percentage of Conversion  Shares required  under  this  Section  13.13.  Any  amendment  or  waiver  effected  in accordance  with this Section 13.13 shall be binding upon the Investors and each transferee of the securities issuable  hereunder.  Upon the effectuation of each such amendment or waiver, the Company shall promptly give written notice thereof to the  Investors  (or  their  transferees)  who have not  previously  consented thereto in writing.

                                   * * * * * *

                                       32

            IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  this Note
Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                    COMPANY:

                                    DATATEC SYSTEMS, INC.

                                    By: ________________________________________
                                    Name:_______________________________________
                                    Title: _____________________________________

                                    INVESTORS:

                                    By: ________________________________________
                                    Name:_______________________________________

                                    Address:

                                    Principal Amount of Note:

                                    By: ________________________________________
                                    Name:_______________________________________

                                    Address:

                                    Principal Amount of Note:

                                       33

                                    By: ________________________________________
                                    Name:_______________________________________

                                    Address:

                                    Principal Amount of Note:

                                    By: ________________________________________
                                    Name:_______________________________________

                                    Address:

                                    Principal Amount of Note:

                                    By: ________________________________________
                                    Name:_______________________________________

                                    Address:

                                    Principal Amount of Note:

                                       34

                                    By: ________________________________________
                                    Name:_______________________________________

                                    Address:

                                    Principal Amount of Note:

                                       35